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                                                                    EXHIBIT 10.5

                     A PROMISE TO PAY BY FOCAL CORPORATION
                                PROMISSORY NOTE

                                     -------------------------------------------

Focal Corporation, a registered Securities and Exchange Commission corporation, has accepted the funds in the amount shown below:

            $                                        , and
           ------------------------------------------
           hereby promises to pay                  at this address:
                                  ----------------
           -------------------------------------------------------,
                    , this sum on or before                       .
           ---------                       -----------------------

The interest on the principal amount will be twelve (12%) percent per annum, paid monthly, on the fifteenth (15th) day of each month until the principal has been repaid. The first interest payment will be thirty (30) days after the date above, and if the thirty (30) day period does not fall on the fifteenth (15th), the first interest payment will be prorated accordingly on a daily basis. Thereafter, it will be paid on the fifteenth (15th) day of each month based upon the monthly cycle.

The holder or assignee of this Note may convert a like amount of the principal sum to Focal Corporation common stock.

The Note will be convertible at the option of the registered holder at any time after the date of its issuance and prior to its maturity. This Note will be convertible into fully paid and nonassessable shares of common stock of the Company at the rate of one share for each $.50 principal amount to be converted. In order to exercise the conversion privilege granted, the holder of this Note will surrender this Note to the Company with the form for conversion hereinafter provided dully executed. If the common stock into which this Note is convertible is to be issued in a name of names other than that of the registered holder of this Note, such Note must bear or be accompanied by proper endorsement or assignment of the Note.

                        NOTICE OF CONVERSION AND RIGHT

A holder desiring so to convert this Note into Focal Corporation stock must give written notice to the Company (See Exhibit B), and simultaneously with the giving of such notice, surrender this Note, together with the duly executed instrument of assignment and transfer in blank, at the principal office of the Company at 518 Dwyer Drive, Anaheim, California 92801. The Company will promptly order this for the holder of the shares of stock into which this Note is to be convertible. Shares of the capital stock of the Company issued upon the conversion of this Note will not be entitled to any dividend declared upon such stock prior to the date of the receipt by the Company of such notice of election to convert and of this Note accompanied by such instrument of assignment and transfer, and upon such conversion the holder will not be entitled
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to any interest on this Note not due and payable after the date such notice of conversion is received by the Company.

                      SURRENDER AND CANCELLATION OF NOTES

This Note will be deemed to have been surrendered for conversion and converted at the close of business on the date on which it is received by the Company or a designated agent of the Company with the form of election (Exhibit B) to convert duly executed, and on such receipt the Company will promptly have issued and delivered to the person or persons entitled, a certificate or certificates of its common stock evidencing the number of shares into which this Note will have been converted. The Company will then cancel this Note. If this Note is surrendered by the full payment of the principal and any accrued interest, by action of the Note holder, and the money due paid, then simultaneously the Note holder will return the Warrant Certificate (Exhibit A) and any rights that the former Note holder has for the exercising of any stock warrants will be null and voided by the return of the principal shown on the face of this Note.

                                    DEFAULT

Without notice, except as expressly provided here,. the following will be deemed to be events of default by the Company:

     Default in the payment of any installment of interest upon any of the Notes as and when the same becomes due and payable and the continuance of such default for a period of fifteen (15) days.

     If the Company fails to make payment to the holder of the Note as provided, the holder of the Note will be entitled and empowered to take such measures as may be appropriate to enforce the Company's obligations under the Note held by such order, by judicial proceedings or otherwise. In the event suit is brought to enforce payment of this Note, the Company promises to pay a reasonable attorney's fee to be fixed by the court.

                                TRANSFERABILITY

This Note, when registered, is transferable by any registered holder in person or by his attorney duly authorized in writing on a register maintained by the Company, only on the surrender of this Note, duly endorsed without recourse, and the Company will not be required to make any transfer unless and until it receives this Note duly and properly endorsed without recourse by the registered holder or by his attorney duly authorized in writing. On the surrender of this Note for transfer of registration of this Note,
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                                      -3-

the Company will issue a new Note with the same terms and conditions as the surrendered Note. The Company may treat the registered holder at the absolute owner for the purpose of receiving payment of or on account of principal and interest due, for the purpose of effecting the conversion of this Note into shares of common stock of the Company, and for all other purposes, and may require guaranty of authenticity of signatures with respect to endorsements.



                  ------------------------------------
                  FOCAL CORPORATION
                  HOWARD M. PALMER, PRESIDENT
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                                   EXHIBIT B

                    FORM FOR EXERCISING ELECTION TO CONVERT

The undersigned holder of the within Promissory Note due                       ,
                                                         ----------------------
surrenders                  aggregate principal amount of such Promissory Note
           ----------------
for conversion upon the terms and conditions set forth in such Note, and requests that the shares issuable upon such conversion be issued to the following person or persons:

          Name                           Address
     .........................         ..............................
     .........................         ..............................
     .........................  (signature of registered owner)

     NOTE: In the event that the aggregate principal amount of the within Note which is being surrendered for conversion has not been specified, it is agreed that the entire aggregate principal amount evidenced by the within Note will be deemed to have been so surrendered for conversion into shares of common stock of the Company.

Upon written notification by the holder to convert, the stock certificate will be issued and recorded by the official registration agency and delivered to the holder, then this Promissory Note will be marked "paid in full." Along with the recording of the ownership in the stock and the issuance of the stock certificate itself, a corporate document (see Exhibit A) shown here will allow the holder of the stock, or assigned, to purchase an equal number of common stock shares over a three year period. In accordance with Exhibit A, the purchase of the stock for the first year would be $1.00 (one dollar) per share, the second year would be $2.00 (two dollars) per share, and the third year would be $3.00 (three dollars) per share.

          Holder:
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         Address:
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            Date:
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